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                                                                   Exhibit 10.12

                                ESCROW AGREEMENT

      This agreement (the "Agreement"), dated November 15, 1995, by and between Scott Cable Communications, Inc. (the "Company") and Baer Marks & Upham LLP, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

      WHEREAS, Article VIII of the Company's restated articles of incorporation ("Article VIII") provides for the indemnification by the Company of the Company's present, future and former officers and directors in accordance with the terms thereof; and

      WHEREAS, in order to better assure persons who served as an officer and/or director of the Company at any time from and after January 1, 1993 (individually, an "Executive" and, collectively, the "Executives") of the benefit to them from the indemnification provided under Article VIII and to induce the Executives who presently serve in any such position to continue to serve in their capacities as such and to induce persons to serve as Executives in the future, the Company has agreed to create an indemnification fund for the payment of any claims giving rise to indemnification by the Company of any of the Executives under Article VIII and Article 2.02-1 of the Texas Business Corporation Act (the "Texas Act") in the amount of $500,000 (the "Indemnification Fund") to be placed and held in escrow and distributed therefrom in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the sufficiency of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1. Establishment of Escrow. (a) On the date hereof, the Company has deposited with the Escrow Agent the Indemnification Fund in immediately available funds (the "Escrow Fund"). The Escrow Agent agrees to hold the Escrow Fund subject to, and in accordance with, the terms and provisions of this Agreement.

            (b) Annexed hereto as Schedule 1 is a list of the Executives who have served in such capacity up to the date hereof and are entitled to indemnification under Article VIII and the Texas Act and in accordance with the terms of this Agreement.

            (c) The Company shall make such additional deposits of immediately available funds with the Escrow Agent as may be required from time to time during the Indemnification Period (as hereinafter defined) to replenish the Escrow Fund so that the amount thereof during the Indemnification Period shall not be less than $200,000


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(the "Minimum Required Funds"). Such additional deposits shall be made within ten (10) days from the receipt of a written notice from the Escrow Agent that the amount of the Escrow Fund shall have declined below the Minimum Required Funds (a copy of which notice shall be concurrently delivered to the Executives serving in such capacity on the date hereof at their addresses set forth on
Schedule 1 as well as those who serve in any such position after such date). Upon such deposits, such additional amounts shall be deemed deposited as part of the Escrow Fund and shall be held and distributed in accordance with this Agreement. In the event the Company shall have not deposited such additional amounts with the Escrow Agent as required under this paragraph 1(c), the Escrow Agent shall promptly notify such Executives in writing to that effect. Notwithstanding the foregoing, this Agreement shall not terminate and, the Escrow Agent shall continue to serve in his capacity as such, unless and until this Agreement is terminated in accordance with paragraph 3(b) hereof.

            (d) The Escrow Agent shall hold the Escrow Fund in its escrow account and shall keep an accurate record of all transactions with respect thereto.

      2. Investment. (a) The Escrow Agent shall promptly invest and reinvest the Escrow Fund in interest-bearing accounts maintained at Chemical Bank or a comparable bank in New York City. Except as otherwise provided herein, the Escrow Agent shall not be responsible for any loss arising out of or resulting from any such investment.

            (b) Any interest or other income received on such investments (net of any expenses of such investments) shall be paid by the Escrow Agent to the Company on a monthly basis.

      3. Delivery. (a) An Executive who was or is threatened to be made a named defendant or respondent in a Proceeding (as hereinafter defined), at any time from the date hereof until November 15, 2000 (the "Indemnification Period"), shall promptly thereafter submit a written notice of claim for indemnification ("Notice of Claim") to the Escrow Agent (a copy of which Notice of Claim shall be concurrently delivered by the Executive to the Company). Such Notice of Claim shall state in reasonably specific terms the basis of the claim and a good faith estimate of the amount of such claim together with a request that the Escrow Agent reimburse Expenses (as hereinafter defined) incurred by Executive in connection with the defense of the claim. In addition, such Notice of Claim shall include (i) an assertion by the Executive that he has acted in good faith and reasonably believed that his conduct was in the Company's best interest and in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful (the "Required Standard of Conduct") and (ii) an unlimited general undertaking by or on behalf of the Executive to reimburse the Company for all funds advanced for legal fees if it is ultimately determined by order of a court of competent jurisdiction, which has become final by appeal or lapse of time, that (Y) the Executive has not met the Required Standard of Conduct or (Z) the Executive has been found liable for willful or intentional misconduct in the performance of his duty to the Company and, as a result, is not entitled to such


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indemnification. The Notice of Claim shall be accompanied by appropriate supporting documents (including copies of all relevant filings with any court served upon the Executive). The Company shall have the right to assume the defense of the claim, including employment of counsel and the payment of all Expenses related thereto. Upon request by the Company accompanied by a statement or invoice of counsel employed by the Company, the Escrow Agent shall reimburse the Company for Expenses incurred by it. If within ten (10) days of the receipt of the Notice of Claim by the Company, the Escrow Agent shall not have received a written notice from the Company (which notice shall be concurrently delivered by the Company to the Executive) that the Company has elected to assume the defense of such claim, the Escrow Agent shall reimburse the Executive for Expenses incurred by him after the date of the Notice of Claim (as evidenced by a statement or invoice from counsel to Executive) for defense against such claim. In the event that (i) an order or judgment of a court of competent jurisdiction shall have been subsequently issued against the Executive in connection with the Proceeding (a "Court Judgment") (other than a Court Judgment which shall have become final by appeal or lapse of time, and which shall have involved the finding or admission of willful or intentional misconduct of the Executive in the performance of his duty to the Company, in which event the Executive shall not be entitled to any indemnification under Article VIII or the Texas Act) or (ii) a Settlement (as hereinafter defined) shall have been accepted by the Executive in connection with the Proceeding, then, within ten
(10) days of the receipt of a copy thereof by the Escrow Agent (together with documentary evidence of the date on which a copy of such Court Judgment or Settlement, as the case may be, has been delivered to the Company), the Escrow Agent shall pay the amount required for the satisfaction of any such Court Judgment or Settlement, as the case may be. As used herein, the term "Proceeding" shall mean (i) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such action, suit or proceeding, in each case, in which the Executive was or is threatened to be made a party by reason of being or having been such an Executive (whether or not an Executive at the time such costs or expenses are incurred or may by incurred by or imposed upon the Executive), or
(ii) any Settlement. "Settlement" shall mean any settlement in connection with the Proceeding to which the Company shall have consented in writing, provided that such Settlement does not involve the finding or admission of willful or intentional misconduct of the Executive in the performance of his duty to the Company. "Expenses" shall mean all reasonable costs and expenses, including reasonable attorneys' fees and court costs incurred by the Executive in connection with the Proceeding.

            (b) Upon the expiration of the Indemnification Period, the Escrow Agent shall (after deducting all payments and reimbursements to which it is entitled pursuant to paragraph 5 hereof, and which shall not have been withdrawn by the Escrow Agent from the Escrow Fund prior to the expiration of the Indemnification Period in accordance with paragraph 5 hereof), deliver the amount of the then unclaimed Escrow Fund to the Company, provided that if there is then pending a Notice of Claim, the Escrow Agent shall not distribute the Escrow Fund until a Judgment or Settlement regarding the matter described


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in the Notice of Claim is obtained unless within one year from receipt by the
Escrow Agent of the Notice of Claim, the Executive delivering the same shall not have delivered to the Escrow Agent evidence of the initiation of a suit with respect thereto (in which case the Escrow Agent shall distribute the Escrow Fund upon the expiration of such one year period). This Agreement shall terminate upon the delivery of the unclaimed Escrow Fund in accordance with the provisions hereof.

      4. Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

            (a) The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness, of any notice, instruction, certificate, signature or document that is delivered to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying its truth or accuracy.

            (b) In the event that the Escrow Agent shall be uncertain as to its duties or rights under this Agreement or shall receive instructions with respect to the Escrow Fund which, in its reasonable determination, are in conflict with either other instructions received by it or with any provision of this Agreement, the Escrow Agent shall be entitled to deposit the Escrow Fund with the clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Escrow Fund with such clerk, the Escrow Agent shall be relieved of all further obligations and released from all obligations and responsibilities under this Agreement.

            (c) The Escrow Agent shall not be liable for any error of judgment or any action taken or omitted under this Agreement, except in the case of its willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its own choosing (which may be the law firm of Baer Marks & Upham LLP), and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. The Escrow Agent may rely, without liability, upon the contents of any order or judgment of any court served upon it.

      5. Fees. The Escrow Agent shall not charge any fee for its services under this Agreement. The Company agrees to pay, or to reimburse the Escrow Agent, promptly following written demand and accounting therefor, for all expenses incurred by it in connection with this Agreement, including, but not limited to, reasonable attorneys' fees and expenses. If, within thirty (30) days of the delivery of any such written demand to the Company the Escrow Agent shall not have been paid or reimbursed for such expenses, the Escrow Agent shall be entitled to withdraw such expenses from the Escrow Fund.

      6. Indemnification. The Company agrees to indemnify and hold harmless the Escrow Agent from and against any liabilities, losses, damages or expenses (including, but not limited to, reasonable attorneys' fees and expenses and court costs), which the Escrow Agent may suffer or incur as a result of any claim, action or proceeding asserted or


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brought against the Escrow Agent by any third party arising out of this
Agreement, unless such claim, action or proceeding arises out of the willful misconduct of the Escrow Agent. The Escrow Agent shall not be under any obligation to institute suit or defend any claim, action or proceeding by reason of its serving as Escrow Agent or having custody of the Escrow Fund unless and until the expenses of any such claim, action or proceeding are advanced to it by the Company, provided, however, that in the event the Escrow Agent elects to institute suit or defend any such claim, action or proceeding, and the Company shall not have advanced the expenses requested therefor promptly after the receipt of written demand thereof, the Escrow Agent shall be entitled to withdraw such amounts from the Escrow Fund.

      7. Removal or Resignation. So long as Bruce A. Armstrong shall be serving as President of the Company, the Company shall be permitted to remove the Escrow Agent and to appoint a successor in accordance with this paragraph 7. The Escrow Agent may resign from its duties and obligations hereunder by giving the Company at least 5 days' written notice, specifying the date when such resignation shall take effect. Prior to the effective date of such resignation, the Company shall appoint a successor Escrow Agent to assume the duties and obligations of, and to be substituted for, the Escrow Agent. Upon the appointment of a successor Escrow Agent, the Escrow Agent shall deliver the Escrow Fund (or assign its rights to the Escrow Fund) to its successor, and the Escrow Agent shall then be relieved and released of and from its duties and obligations under this Agreement, except to execute such documents and take such further actions as may be reasonably required to effect the termination and transfer of its obligations and responsibilities under this Agreement.

      8. Notices. All notices and other communications required or permitted under this Agreement shall be deemed given if delivered personally or by prepaid overnight courier (in each case, against receipt) or mailed by registered or certified mail, return receipt requested, as follows:

                     (i)   If to the Company:
                           Scott Cable Communications, Inc.
                           4 Landmark Square, Suite 302
                           Stamford, CT 06901
                           Telecopier: (203) 325-3110
                           Attention:  Bruce A. Armstrong, President and CEO

                     (ii)  If to the Escrow Agent:
                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, New York 10022
                           Telecopier: (212) 702-5941
                           Attention: Stanley E. Bloch, Esq.


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                     (iii) If to any Executive, listed on Schedule 1 at the
                           addresses set forth on Schedule 1

or to such other address as any party may hereafter designate in writing in the manner provided in this Section 8. All such notices and other communications shall be effective when received.

      9. Miscellaneous. (a) This Agreement constitutes the entire agreement between the parties relating to its subject matter and merges and supersedes and terminates all prior written and oral agreements between the parties. This Agreement may not be changed in any respect except by writing duly executed by the Company, at least four of the Executives presently serving and any other Executive (if not one of said four) who has delivered an unsatisfied Notice of Claim, provided that in no event shall the obligations of the Escrow Agent hereunder be modified without its written consent.

            (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles applied in the State of New York.

            (c) This Agreement shall be binding upon and shall inure to the benefit of the parties and to their respective successors and assigns. This Agreement shall inure to the benefit of the Executives, their heirs and successors and each of them.

            (d) The headings of the paragraphs of this Agreement are for convenience of reference only, are not part of this Agreement and shall not be used in its interpretation.

            (e) No provision of this Agreement that is held to be unenforceable by a court of competent jurisdiction shall in any way invalidate any other provision of this Agreement, all of which shall remain in full force and effect.

            (f) The failure of any party at any time to require performance by any other party of a provision of this Agreement or to resort to a remedy at law or in equity or otherwise, shall in no way affect the right of such party to require full performance or to resort to such remedy at any time thereafter nor shall a waiver by any party of the breach of any provision of this Agreement be taken or held to be a waiver of any subsequent breach of such provision unless expressly so stated in writing. No waiver of any of the provisions of this Agreement shall be effective unless in writing signed by the party to be charged.

            (g) The Escrow Agent is counsel for the Company, and one of the Executives is a partner of the Escrow Agent. The Escrow Agent may continue to serve as counsel to the Company and may represent the Company in connection with any claim, action or proceedings involving the Company and any of the Executives in connection with


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this Agreement, and neither anything contained herein, the execution or delivery hereof by the Escrow Agent, nor the performance by the Escrow Agent of its duties hereunder, shall in any way affect or require termination of such relationships with the Company.

            (h) For tax reporting purposes, all income earned with respect to the Escrow Fund shall be attributed to the Company. The federal tax identification number of the Company is 75-1766202.

                                        SCOTT CABLE COMMUNICATIONS, INC.


                                        By: /s/ Bruce A. Armstrong
                                            ------------------------------------
                                            Bruce A. Armstrong
                                            President, Chief Executive Officer
                                            and a Director


                                        ESCROW AGENT:

                                        BAER MARKS & UPHAM LLP


                                        By: /s/ Stanley E. Bloch
                                            ------------------------------------


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                                   SCHEDULE 1

*      Bruce A. Armstrong                    *      Steven C. Fox
       34 Hickory Hill Road                         5 Norman Road
       Wilton, Connecticut 06897                    Stamford, Connecticut 06906

*      H. Arthur Bellows, Jr.                       Barry A. Fromberg
       15 Upper Cross Road                          5401 Kinross Drive
       Greenwich, Connecticut 06831                 Plano, Texas   75093

       Stanley E. Bloch                      *      J. Paul Morbeck
       340 East 64th Street                         3814 Hillside Trail
       New York, New York 10021                     Grapevine, Texas   76051

*      Jerold S. Earl                        *      Day L. Patterson
       62 Elaine Drive                              575 Sixth Avenue, #7-B
       Monroe, Connecticut 06468                    New York, New York 10011

*      John M. Flanagan, Jr.                        Steven J. Simmons
       144 Fernwood Drive                           66 Winding Lane
       Old Tappen, New Jersey 07675                 Greenwich, Connecticut 06831

----------                                   *      Michael R. Steed
*  Serving on the date hereof                       4100 Roseway Street
                                                    Monroe, Connecticut 06468


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